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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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      Date of report (Date of earliest event reported): November 14, 2005


                               MAAX Holdings, Inc.
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               (Exact name of registrant as specified in charter)


          Delaware                   333-125251               41-2158731
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)



9224 73rd Avenue North, Brooklyn Park, Minnesota                55428
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     (Address of principal executive offices)                (Zip Code)


                                 (800) 328-2531
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              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01   Entry into a Material Definitive Agreement

         On November 14, 2005, MAAX Corporation entered into Amendment No. 5 to the Credit and Guaranty Agreement (as amended from time to time, the "Credit and Guaranty Agreement"), dated as of June 4, 2004, among MAAX Corporation, Beauceland Corporation ("Holdings"), the subsidiaries of Holdings party thereto as guarantors, the lenders party thereto, and Goldman Sachs Credit Partners L.P., Royal Bank of Canada and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as agents and arrangers (the "Amendment").

         The Amendment amends the definitions set forth in the Credit and Guaranty Agreement of the terms "Applicable Margin", "Applicable Revolving Commitment Fee Percentage" and "Narrative Report". The Amendment also restates the Interest Coverage Ratio and Leverage Ratio.

         A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits

(d)      Exhibits.

10.1 Amendment No. 5 to the Credit and Guaranty Agreement, dated as of November 14, 2005 , among MAAX Corporation, Beauceland Corporation ("Holdings"), the subsidiaries of Holdings party thereto as Guarantors, the lenders party thereto, and Goldman Sachs Credit Partners L.P., Royal Bank of Canada and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as agents and arrangers.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MAAX HOLDINGS, INC.
                                       (Registrant)


November 14, 2005                      By: /s/ DENIS AUBIN
                                           -------------------------------------
                                           Denis Aubin
                                           Chief Financial Officer, Executive
                                           Vice President and Secretary


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

                                  Exhibit Index

Exhibit No.    Description
-----------    -----------

10.1 Amendment No. 5 to the Credit and Guaranty Agreement, dated as of November 14, 2005, among MAAX Corporation, Beauceland Corporation ("Holdings"), the subsidiaries of Holdings party thereto as Guarantors, the lenders party thereto, and Goldman Sachs Credit Partners L.P., Royal Bank of Canada and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as agents and arrangers.

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